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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 2005

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                            LOGISTICAL SUPPORT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               (FORMERLY KNOWN AS BIKINI TEAM INTERNATIONAL, INC.)

              UTAH                        000-50222               41-2029935
 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                              19734 Dearborn Street
                          Chatsworth, California 91311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  818-885-0300
                  (ISSUER TELEPHONE NUMBER INCLUDING AREA CODE)

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          This Form 8-K and other reports filed by Logistical Support, Inc. (the
"Registrant"  or the  "Company")  from  time to time  with  the  Securities  and
Exchange  Commission   (collectively  the  "Filings")  contain  forward  looking
statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


                                TABLE OF CONTENTS


         Item     8.01     OTHER EVENTS

         Item     9.01     FINANCIAL STATEMENTS AND EXHIBITS


ITEM     8.01     OTHER EVENTS


         On December 16, 2004, Triumph filed an action against Registrant's subsidiaries, Logistical Support, LLC ("LS") and Hill Aerospace & Defense, LLC ("Hill") in the Los Angeles Superior Court in California for breach of contract and specific performance related to the Settlement Agreement by and among the parties dated May 19, 2004. On December 17, 2004, Triumph filed an Application for Writ of Attachment seeking to attach the assets of Hill and LS up to the approximate amount of $991,000. The case was assigned docket number BC326067.

         The hearing on the Application for Writ of Attachment was conducted on January 10, 2005. Registrant, LS and Hill defeated Triumph's application. The Writ of Attachment was denied in its entirety by the court.

         As a result of the court's decision, the only pending legal proceeding between Hill, LS and Triumph is the Arbitration proceeding commenced by Hill and LS against Triumph in December 2004, which relates to a dispute between the parties under the Settlement Agreement. The Arbitration proceeding is described in prior Current Reports on Form 8-K filed by the Registrant.

ITEM    9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits.

                  None.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Logistical Support, Inc.

                                                By:    /s/ Bruce Littell
                                                    -------------------------
                                                         BRUCE LITTELL
                                                    CHIEF EXECUTIVE OFFICER

Dated: January 10, 2005